UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)	December 12, 2013

Malvern Bancorp, Inc.
(Exact name of registrant as specified in its charter)

Pennsylvania	000-54835	45-5307782
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

42 E. Lancaster Avenue, Paoli, Pennsylvania	19301
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code	(610) 644-9400

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

[ ]   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02          Results of Operations and Financial Condition

On December 12, 2013, Malvern Bancorp, Inc. (the “Company”), the holding company for Malvern Federal Savings Bank (the “Bank”), reported its results of operations for the quarter and 12 months ended September 30, 2013.

For additional information, reference is made to the Company's press release dated December 12, 2013, which is included as Exhibit 99.1 hereto and is incorporated herein by reference thereto.  The press release attached hereto is being furnished to the Securities and Exchange Commission (the "SEC") and shall not be deemed to be “filed” for any purpose except as otherwise provided herein.

Item 9.01	Financial Statements and Exhibits

(a)	Not applicable.
(b)	Not applicable.
(c)	Not applicable.
(d)	Exhibits

The following exhibit is included herewith.

Exhibit Number	Description
99.1	Press release dated December 12, 2013

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

MALVERN BANCORP, INC.

Date: December 12, 2013	By:	/s/Ronald Anderson
Ronald Anderson
President and Chief Executive Officer

INDEX TO EXHIBITS

Exhibit Number	Description
99.1	Press release dated December 12, 2013